                                                                    EXHIBIT 25.1

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

               (Exact name of trustee as specified in its charter)

                                                          95-3571558
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)
700 South Flower Street
Suite 500
Los Angeles, California                                   90017
(Address of principal executive offices)                  (Zip code)

                           ---------------------------

                       Fidelity National Title Group, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                  16-1725106
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)
601 Riverside Avenue                                      32204
Jacksonville, FL                                          (Zip code)
(Address of principal executive offices)

                           ---------------------------

                         7.30% Notes due August 15, 2011
                         5.25% Notes due March 15, 2013
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


                 Name                                           Address
                 ----                                           -------
     Comptroller of the Currency
     United States Department of the Treasury       Washington, D.C. 20219

     Federal Reserve Bank                           San Francisco, California 94105


     Federal Deposit Insurance Corporation          Washington, D.C. 20429

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

     2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

     3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

     4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

     6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


     Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 29th day of November, 2005.


                                        THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                        By: /S/ Craig A. Kaye
                                            ------------------------------------
                                            Name: Craig A. Kaye
                                            Title: Assistant Vice President

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
          of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

     At the close of business September 30, 2005, published in accordance with Federal regulatory authority instructions.



                                                                                                       Dollar Amounts
                                                                                                        in Thousands
ASSETS

Cash and balances due from
        depository institutions:
        Noninterest-bearing balances
          and currency and coin .....................................................................      4,503
        Interest-bearing balances ...................................................................        604
Securities:
        Held-to-maturity securities..................................................................          0
        Available-for-sale securities ...............................................................      8,726
Federal funds sold and securities purchased under agreements to resell:
        Federal funds sold ..........................................................................          0
        Securities purchased under agreements to resell..............................................          0
Loans and lease financing receivables:
        Loans and leases held for sale...............................................................          0
        Loans and leases,
          net of unearned income ...............................................          0
        LESS: Allowance for loan and
          lease losses .........................................................          0
        Loans and leases, net of unearned
          income and allowance ......................................................................          0
Trading assets ......................................................................................          0
Premises and fixed assets (including
        capitalized leases) .........................................................................      1,390
Other real estate owned .............................................................................          0
Investments in unconsolidated
        subsidiaries and associated
        companies ...................................................................................          0
Customers' liability to this bank
        on acceptances outstanding ..................................................................          0
Intangible assets:
      Goodwill ......................................................................................     60,292
      Other Intangible Assets .......................................................................     17,727
Other assets ........................................................................................      9,282
                                                                                                        --------
Total assets ........................................................................................   $102,524
                                                                                                        ========

LIABILITIES

Deposits:
        In domestic offices .........................................................................          0
        Noninterest-bearing ....................................................          0
        Interest-bearing........................................................          0
Not applicable
Federal funds purchased and securities
        sold under agreements to repurchase:
        Federal funds purchased .....................................................................          0
        Securities sold under agreements to repurchase ..............................................          0
Trading liabilities .................................................................................          0
Other borrowed money:
        (includes mortgage indebtedness
        and obligations under capitalized
        leases) .....................................................................................          0
Not applicable
Bank's liability on acceptances
          executed and outstanding ..................................................................          0
Subordinated notes and debentures ...................................................................          0
Other liabilities ...................................................................................      5,906
Total liabilities ...................................................................................   $  5,906
                                                                                                        ========
Minority interest in consolidated subsidiaries ......................................................          0

EQUITY CAPITAL

Perpetual preferred stock and related surplus .......................................................          0
Common stock ........................................................................................        750
Surplus (exclude all surplus related to preferred stock) ............................................     69,299
Retained earnings ...................................................................................     26,566
Accumulated other comprehensive
        income ......................................................................................          3
Other equity capital components .....................................................................          0
Total equity capital ................................................................................   $ 96,618
                                                                                                        --------
Total liabilities, minority interest, and equity capital ............................................   $102,524
                                                                                                        ========


     I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

     Thomas J. Mastro     )      Comptroller


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


     Richard G. Jackson   )
     Nicholas C. English  )      Directors
     Karen B. Shupenko    )


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